UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 4, 2017

Date of Report (Date of earliest event reported)

MODEL N, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35840	77-0528806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Seaport Boulevard, Suite 400 Pacific Shores Center – Building 6 South Redwood City, California 94063
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 610-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition

On May 8, 2017, Model N, Inc. issued a press release announcing its financial results for the second quarter fiscal year 2017, which ended March 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 2.02 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 5, 2017, Mark Tisdel, Model N’s Senior Vice President and Chief Financial Officer, provided notice to Model N of his intention to resign from Model N, effective as of May 29, 2017.

(c) On May 7, 2017, Model N’s board of directors appointed David Barter as Senior Vice President and Chief Financial Officer of Model N, effective as of May 10, 2017, to replace Mr. Tisdel in such role. Mr. Tisdel will remain with Model N through May 29, 2017 to assist with the transition.

From September 2013 to May 2017, Mr. Barter, age 45, served as Vice President of Finance of Guideware Software Inc., a software company focused on property and casualty insurance. From February 2010 to September 2013, Mr. Barter served as Chief Financial Officer of Microsoft Financing, a captive finance business unit of Microsoft Corporation. Mr. Barter holds a BBA in Finance and Philosophy from the University of Notre Dame and an MBA from Northwestern University - Kellogg School of Management.

Mr. Barter will receive an annual base salary of $310,000, an award of restricted stock units having a value of $100,000, which award will vest as to 100% on October 31, 2017, an award of restricted stock units having a value of $825,000, which award will vest over four years in equal annual installments beginning on May 15, 2017, and an award of performance-based RSUs having a value of $275,000, which award will vest as to 50% on each of February 15, 2019 and February 15, 2020, subject to certain performance criteria. Mr. Barter will also be eligible to receive a cash bonus of up to $155,000, subject to the achievement of certain performance criteria.

Model N will enter into its standard form of Indemnity Agreement and Change in Control and Severance Agreement (the “Severance Agreement”) with Mr. Barter. Pursuant to the Indemnity Agreement, subject to the exceptions and limitations provided therein, Model N will agree to hold harmless and indemnify Mr. Barter to the fullest extent authorized by its certificate of incorporation, bylaws and Delaware law, and against any and all expenses, judgments, fines and settlement amounts actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding arising out of his services as an executive officer. The form of Indemnity Agreement is filed as Exhibit 10.01 to our Form S-1 Registration Statement filed on March 12, 2013.

Pursuant to the Severance Agreement, in exchange for a customary release of claims, upon a qualifying termination, which means a termination by us without “cause” or a termination by the executive officer for “good reason,” outside of a “change in control” (each as defined in the Severance Agreement): (i) a lump sum severance payment of six months of base salary and (ii) payment of premiums for continued medical benefits (or equivalent cash payment if applicable law so requires) for up to six months. If the executive officer is subject to a qualifying termination within the 12 months following a change in control, the Severance Agreement provides the following benefits to such individual in exchange for a customary release of claims: (i) a lump sum severance payment of six months of base salary, (ii) 100% acceleration of any then-unvested equity awards and (iii) payment of premiums for continued medical benefits (or equivalent cash payment if applicable law so requires) for up to six months. The form of Severance Agreement is filed as Exhibit 10.01 to our Current Report on Form 8-K filed on February 6, 2017.

(d) Effective May 4, 2017, our board of directors elected Baljit Dail to serve as a Class II director whose term will expire at our 2018 annual meeting of stockholders. We anticipate that Mr. Dail will also serve as a member of one or more committees of our board of directors, which we will determine at a later time. There are no arrangements or understanding between Mr. Dail and any other persons pursuant to which Mr. Dail was named as a director.

Mr. Dail will be eligible to receive an annual award of restricted stock units having a value of $100,000. In addition, Mr. Dail will be eligible to receive annual awards of restricted stock units having a value of $30,000 as a retainer for board service and additional awards of restricted stock units for committee service, as applicable. Annual awards are granted as of the date of the company’s annual meeting of stockholders and vest as to 25% quarterly as of the 15th day of May, August, November and February.

For the period beginning May 4, 2017 and ending at our 2018 annual meeting of stockholders, Mr. Dail will receive restricted stock units having a value of $102,700, which reflects a prorated portion of the annual awards he is eligible to receive and which will vest as to 25% quarterly commencing on May 15, 2017.

Model N will enter into its standard form of Indemnity Agreement with Mr. Dail. Pursuant to this agreement, subject to the exceptions and limitations provided therein, we will agree to hold harmless and indemnify Mr. Dail to the fullest extent authorized by our certificate of incorporation, bylaws and Delaware law, and against any and all expenses, judgments, fines and settlement amounts actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding arising out of his services as a director. The form of Indemnity Agreement is filed as Exhibit 10.01 to our Form S-1 Registration Statement filed on March 12, 2013.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release entitled “Model N Announces Second Quarter of Fiscal Year 2017 Financial Results,” dated May 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEL N, INC.
(Registrant)

By:	/s/ Mark Tisdel
Mark Tisdel
Senior Vice President and Chief Financial Officer

Date: May 8, 2017

Exhibit Index

Exhibit Number	Description

99.1	Press Release entitled “Model N Announces Second Quarter of Fiscal Year 2017 Financial Results,” dated May 8, 2017.